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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                AIM GROWTH SERIES
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

(5)  Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)  Amount Previously Paid:

     ___________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

(3)  Filing Party:

     ___________________________________________________________________________

(4)  Date Filed:

     ___________________________________________________________________________

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                                 1.800.952.3502

Thank you for calling Invesco Aim.

If you plan to attend the Shareholder Meeting for AIM Independence Now Fund, AIM
Independence  2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund,
AIM Independence 2040 Fund or AIM Independence 2050 Fund Press 1.

                    OPTION 1 Thank  you for  planning  to  attend  the  upcoming
                    Shareholder Meeting which has been adjourned until 11:00 a.m. central time on October 29, 2009.

                    Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco Aim.

                    If you have questions about this proxy Please press 2.

                    OPTION 2 Thank you for calling Invesco Aim. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200.]

                    Again thank you for calling Invesco Aim.

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                               Expense Calculators | Advisor Login | Contact Us | Careers | Invesco.com

(INVESCO AIM LOGO)                                                                                                            Search

                  Home
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Account Access        (GRAPHIC) Printer friendly

Retirement Plan       AIM Proxy Information by Fund
Manager (RPM)
                      AIM Independence Now Fund
Service Center
                         1.  Please read the proxy statement in full. (PDF)
Tax Center
                         2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
Proxy Voting
                         3.  You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

                      Additional fund materials:

                         o   Prospectus (PDF)

                         o   Annual Report (PDF)

                         o   Semiannual Report (PDF)

                      AIM Independence 2010 Fund
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                         1.  Please read the proxy statement in full. (PDF)

                         2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

                         3.  You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

                      Additional fund materials:

                         o   Prospectus (PDF)

                         o   Annual Report (PDF)

                         o   Semiannual Report (PDF)

                      AIM Independence 2020 Fund

                         1.  Please read the proxy statement in full. (PDF)

                         2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

                         3.  You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

                      Additional fund materials:

                         o   Prospectus (PDF)

                         o   Annual Report (PDF)

                         o   Semiannual Report (PDF)

                      AIM Independence 2030 Fund

                         1.  Please read the proxy statement in full. (PDF)

                         2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

                         3.  You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote
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                             your shares at www.proxyvote.com.

                      Additional fund materials:

                         o   Prospectus (PDF)

                         o   Annual Report (PDF)

                         o   Semiannual Report (PDF)

                      AIM Independence 2040 Fund

                         1.  Please read the proxy statement in full. (PDF)

                         2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

                         3.  You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

                      Additional fund materials:

                         o   Prospectus (PDF)

                         o   Annual Report (PDF)

                         o   Semiannual Report (PDF)

                      AIM Independence 2050 Fund

                         1.  Please read the proxy statement in full. (PDF)

                         2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

                         3.  You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

                      Additional fund materials:

                         o   Prospectus (PDF)
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                         o   Annual Report (PDF)

                         o   Semiannual Report (PDF)

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim
Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of
Invesco Ltd.

Invesco Aim Investment Services, Inc. 09/2009

(C) 2009 Invesco Aim Management Group, Inc. All rights reserved.
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
                              Expense Calculators | Advisor Login | Contact Us | Careers | Invesco.com

(INVESCO AIM LOGO)                                                                                                            Search

                  Home
                  Products & Performance
                  My Account
                  Literature & Forms
                  Education & Planning
                  News & Market Commentary
                  About Us
         Investor Home > My Account > Proxy Voting

Account Access        (GRAPHIC) Printer friendly

Retirement Plan       Proxy Voting Information
Manager (RPM)
                      A proxy statement was mailed on or about July 27, 2009 to shareholders of record as of the close of
Service Center        business on July 16, 2009, for the funds listed below. The purpose of this proxy statement, among other things, is to request approval to change diversification status of the funds. The proxy statement contains
Tax Center            disclosure information about the proposal for which votes have been solicited.

Proxy Voting          A meeting was held on August 27, 2009 and September 17, 2009, as scheduled but was adjourned until October
                      29, 2009, at 11:00 am Central Time in order to solicit additional votes.

                      Although your fund's shareholder meeting has been adjourned until October 29, 2009, you still have time to vote your fund's shares. You can access your fund's proxy statement, common questions regarding your fund's proposals, prospectus, and annual reports by clicking on the fund name listed below.

                         o   AIM Independence Now Fund            o   AIM Independence 2030 Fund

                         o   AIM Independence 2010 Fund           o   AIM Independence 2040 Fund

                         o   AIM Independence 2020 Fund           o   AIM Independence 2050 Fund
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                      How to vote

                      You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

                      By Internet  You may vote your shares at                  By Telephone  Call toll-free 1.888.221.0697. Enter
                      (GRAPHIC)    www.proxyweb.com unless your shares are      (GRAPHIC)     the control number listed on the proxy
                                   held through a broker, in which case you                   card and follow the recorded
                                   may vote your shares at www.proxyvote.com.                 instructions.

                                   Enter the control number listed on the
                                   proxy card you received in the mail and
                                   follow the instructions on the web site.

                      By Mail      Complete and sign the proxy card and         In Person     The shareholder meeting will be
                      (GRAPHIC)    return it in the postage-paid envelope                     reconvened on October 29, 2009. Please
                                   provided in the shareholder mailing.                       notify Invesco Aim at 1.800.952.3502
                                                                                              if you plan to attend this meeting.
                      If you have any questions...

                      If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco Aim toll-free at 1.800.952.3502 any business day between 7:00 a.m. and 6:00 p.m.
                      CT.

                      If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional

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
clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim
Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of
Invesco Ltd.

Invesco Aim Investment Services, Inc. 09/2009

(C) 2009 Invesco Aim Management Group, Inc. All rights reserved.

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                               (INVESCO AIM LOGO)

                                AIM GROWTH SERIES
                            AIM Independence Now Fund
                           AIM Independence 2010 Fund
                           AIM Independence 2020 Fund
                           AIM Independence 2030 Fund
                           AIM Independence 2040 Fund
                           AIM Independence 2050 Fund

                              IMPORTANT PROXY NEWS
                          ----------------------------
                              MEETING ADJOURNED TO
                                October 29, 2009
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173

                          ----------------------------

Recently we distributed proxy
material regarding the Meeting of
Shareholders for the Funds listed           For your convenience, please utilize
above. This meeting, which was              any of the following methods to
originally scheduled for August 27,         submit your vote:
2009, has been adjourned to October
29, 2009 at 11:00 a.m. Central Time.        1.   By Internet
Our records indicate that we have not       Follow the simple instructions on
received voting instructions for your       your voting instruction form.
account(s). In an effort to avoid
incurring any further expenses, we          2.   By Touch-tone Phone
are asking you to please take a             Please call the toll-free number
moment right now to submit your vote.       located on your voting instruction
                                            form and follow the simple
Proxy materials and other fund              instructions.
literature may be reviewed and
downloaded online at                        3.   By Mail
www.invescoaim.com/proxy, or by             Simply return your executed voting
calling Invesco Aim Investment              instruction form in the envelope
Services, Inc. at 1-800-959-4246.           provided.

Your vote is important no matter how
many shares you own. In order for
your vote to be represented, we must
receive your instructions prior to
your Fund's meeting date.

                Please take a moment and vote today! Thank you.

                                                                     S47498A2OBO

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                               (INVESCO AIM LOGO)

                                AIM GROWTH SERIES
                            AIM Independence Now Fund
                           AIM Independence 2010 Fund
                           AIM Independence 2020 Fund
                           AIM Independence 2030 Fund
                           AIM Independence 2040 Fund
                           AIM Independence 2050 Fund

                              IMPORTANT PROXY NEWS
                          ----------------------------
                              MEETING ADJOURNED TO
                                October 29, 2009
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173

                          ----------------------------

Recently we distributed proxy            For your convenience, please utilize
material regarding the Meeting of        any of the following methods to
Shareholders for the Funds listed        submit your vote:
above. This meeting, which was
originally scheduled for August 27,      1.   By Internet
2009, has been adjourned to October      Follow the simple instructions on
29, 2009 at 11:00 a.m. Central Time.     your voting instruction form.
Our records indicate that we have not
received voting instructions for your    2.   By Touch-tone Phone
account(s). In an effort to avoid        Please call the toll-free number
incurring any further expenses, we       located on your voting instruction
are asking you to please take a          form and follow the simple
moment right now to submit your vote.    instructions.

Proxy materials and other fund           3.   By Phone
literature may be reviewed and           Please call Computershare Fund
downloaded online at                     Services toll-free at 1-866-438-4810.
www.invescoaim.com/proxy, or by          Representatives are available to take
calling Invesco Aim Investment           your vote Monday through Friday
Services, Inc. at 1-800-959-4246.        between the hours of 9:00 a.m. and
                                         11:00 p.m., and Saturday from 12:00
Your vote is important no matter how     p.m. to 6:00 p.m. EDT.
many shares you own. In order for
your vote to be represented, we must     4.   By Mail
receive your instructions prior to       Simply return your executed voting
your Fund's meeting date.                instruction form in the envelope
                                         provided.

                Please take a moment and vote today! Thank you.

                                                                 S47498A2REGNOBO

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QUESTIONS & ANSWERS FOR:

                           AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     o You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     o If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the October 29, 2009 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

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WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     o Control Number -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     o Firewall -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on October 29, 2009 at 11:00 a.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     o To approve changing the Fund's sub-classification from "diversified" to "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.